Exhibit 99.1

 INVESTOR PRESENTATION  June 2023

 2  DISCLAIMER  This presentation includes “forward-looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Actual results may differ from expectations, estimates and projections and, consequently, readers should not rely on these forward-looking statements as predictions of future events. Words such as “goal” “expect,” “target,” “assume,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believe,” “predicts,” “potential,” “continue,” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements involve significant risks and uncertainties that could cause actual results to differ materially from expected results, including, among other things, those described in our most recent Annual Report on Form 10-K, and any subsequent Quarterly Reports on Form 10-Q and Current Report on Form 8-K, under the caption “Risk Factors.” Factors that could cause actual results to differ include, but are not limited to: our business and investment strategy; our ability to accurately forecast the payment of future dividends on our common and preferred stock, and the amount of such dividends; our ability to determine accurately the fair market value of our assets; availability of investment opportunities in real estate-related and other securities, including our valuation of potential opportunities that may arise as a result of current and future market dislocations; our expected investments; changes in the value of our investments, including negative changes resulting in margin calls related to the financing of our assets; changes in inflation, interest rates and mortgage prepayment rates; prepayments of the mortgage and other loans underlying our mortgage- backed securities, or MBS, or other asset-backed securities, or ABS; rates of default, delinquencies, forbearance, deferred payments, or decreased recovery rates on our investments; general volatility of the securities markets in which we invest; our ability to maintain existing financing arrangements and our ability to obtain future financing arrangements; our ability to effect our strategy to securitize residential mortgage loans; interest rate mismatches between our investments and our borrowings used to finance such purchases; effects of interest rate caps on our adjustable-rate investments; the degree to which our hedging strategies may or may not protect us from interest rate volatility; the impact of and changes to various government programs; the impact of and changes in governmental regulations, tax law and rates, accounting guidance, and similar matters; market trends in our industry, interest rates, the debt securities markets or the general economy; estimates relating to our ability to make distributions to our stockholders in the future; our understanding of our competition; qualified personnel; our ability to maintain our classification as a real estate investment trust, or, REIT, for U.S. federal income tax purposes; our ability to maintain our exemption from registration under the Investment Company Act of 1940, as amended, or 1940 Act; our expectations regarding materiality or significance; and the effectiveness of our disclosure controls and procedures.  Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Chimera does not undertake or accept any obligation to release publicly any updates or revisions to any forward-looking statement to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based. Additional information concerning these, and other risk factors is contained in Chimera’s most recent filings with the Securities and Exchange Commission (SEC). All subsequent written and oral forward-looking statements concerning Chimera or matters attributable to Chimera or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements above.  This presentation may include industry and market data obtained through research, surveys, and studies conducted by third parties and industry publications. We have not independently verified any such market and industry data from third-party sources. This presentation is provided for discussion purposes only and may not be relied upon as legal or investment advice, nor is it intended to be inclusive of all the risks and uncertainties that should be considered. This presentation does not constitute an offer to purchase or sell any securities, nor shall it be construed to be indicative of the terms of an offer that the parties or their respective affiliates would accept.  All information in this presentation is as of March 31, 2023, unless stated otherwise. Readers are advised that the financial information in this presentation is based on company data available at the time of this presentation and, in certain circumstances, may not have been audited by the company’s independent auditors.

 CHIMERA IS A RESIDENTIAL CREDIT HYBRID MORTGAGE REIT  3  Established in 2007  Internally managed since August 2015  Total equity capital of $2.6 billion, including $1.7 billion common stock and $930 million preferred stock (1)  Chimera (CIM) has distributed $6 billion to common and preferred stockholders since inception  Total leverage ratio 4.1:1 / Recourse leverage ratio 1.2:1  Residential Mortgage Loans represent a significant part of our business and growth strategy. Our Residential Mortgage Loan portfolio is comprised of Re-Performing Loans (RPLs), Non-QM & Investor Loans, Business Purpose Loans (BPLs), and Prime Jumbo Loans.  Our Mission Is To Deliver Attractive, Risk-Adjusted Returns.  Information is unaudited, estimated and subject to change.  (1) The Company expects that the LIBOR rate payable on the preferred shares will be replaced by operation of law on July 3,2023 with the corresponding tenor of Term SOFR plus the applicable statutory spread adjustment. The approximate dollar value of common stock that may be purchased under the Company’s share repurchase program was $177 million as of March 31, 2023.

2023 ACTIVITY OVERVIEW

- Continued focus on acquiring and securitizing residential mortgage loans.
  - ✓ Purchased and committed to $1.25 billion of diversified residential mortgage loans.
  - ✓ 57% were Seasoned RPLs, 39% were Non-QM (DSCR) Investor Loans, and the remainder were Business Purpose Loans (BPLs).
  - ✓ Issued $841 million in Seasoned RPL securitizations and a Non-QM (DSCR) Investor Loans securitization totaling $236 million.

- Further implemented our call optimization strategy on CIM securitizations.
  - ✓ We exercised the call rights and terminated six existing Seasoned RPL securitizations and issued 4 new Seasoned RPL securitizations totaling $1.24 billion.
  - ✓ Resulted in re-capturing approximately $130 million.
  - ✓ 2 securitizations have a 1-year call option, and 2 securitizations have a 2-year call option providing the ability to take advantage of future rate declines.

- Total securitizations of $2.32 billion.

- Reduced our floating rate, recourse financing exposure by approximately $717 million.
  - ✓ Eliminated RPL warehouse loan exposure.
  - ✓ Decrease in recourse leverage from 1.3x as of Q4 2022 to 1.0x

- Our interest rate hedging allows us optionality to benefit from lower interest rates in the future.
  - ✓ Interest rate swaps protect approximately 50% of our floating rate liabilities.
  - ✓ Interest rate swaptions provide flexibility in an environment where rates are higher for longer.

Information is as of May 31, 2023 and is unaudited, estimated and subject to change.

4

CHIMERA INVESTMENT CORPORATION

 CURRENT BUSINESS HIGHLIGHTS  Q1 2023  Book value of $7.41 per share compared to $7.49 per share in Q4 2022  Committed to and purchased $1.25B of Residential Mortgage Loans  $707MM in Seasoned RPLs  $487MM in Non-QM DSCR loans  $52MM in Business Purpose loans  Sponsored 3 RPL securitizations totaling  $1.17B resulting in cash take-out of approximately $90MM  CIM 2023-R1 $586MM  CIM 2023-NR1 $134MM  CIM 2023-R2 $447MM  Post Q1 2023  Book value relatively unchanged from Q1 2023  Sponsored 3 RPL securitizations totaling  $912MM resulting in cash take-out of approximately $40MM  CIM 2023-R3 $451MM  CIM 2023-NR2 $67MM  CIM 2023-R4 $394MM  Sponsored 1 Non-QM DSCR Investor securitization totaling $236MM  Sponsored a total of 7 securitizations totaling $2.32B year-to-date  Investment Portfolio  Financing  Q1 2023  Eliminated exposure to Credit Suisse by paying off $168MM  Reduced our total recourse financing exposure by an additional $71MM with securitizations and asset sales  50% Non-Mark-to-Market (Non-MTM) and Limited Mark-to-Market (Limited MTM) on recourse financing  Recourse leverage of 1.2x down from  1.3x in Q4 2022  Post Q1 2023 (1)  Reduced our total recourse financing exposure by approximately $478MM with securitizations, asset sales, and principal paydowns  56% Non-Mark-to-Market (Non-MTM) and Limited Mark-to-Market (Limited MTM) on recourse financing  Recourse leverage of 1.0x down from  1.2x in Q1 2023  Interest Rate Hedging  Q1 2023  $2.46B of floating rate financing  $1.0B of interest rate swaps  $1.0B of interest rate swaptions  $450MM of Treasury futures to hedge securitization execution risk  Post Q1 2023 (1)  Reduced floating rate financing to  $1.98B  $1.0B of interest rate swaps  $1.0B of interest rate swaptions  Liquidity  Q1 2023  $232MM in cash  $427MM in unencumbered assets  Post Q1 2023 (1)  $235MM in cash  $451MM in unencumbered assets  5  Post Q1 2023 information is as of May 31,2023. Information is unaudited, estimated and subject to change.

 Q1 2023 TOTAL GAAP PORTFOLIO  6  Information is unaudited, estimated and subject to change.  (1) At fair value. (2) Includes $930 million of Preferred Equity.  % of Fixed-Rate Financing  Q1 2023: May 31, 2023:  77% Fixed Rate   (including Securitized Debt)  82% Non-MTM Financing (including Securitized Debt)  82% Fixed Rate  (including Securitized Debt)  86% Non-MTM Financing (including Securitized Debt)  Non Agency RMBS, $1,141  87%, Loans, $12,382  Equity, $2,649(2)  22%, Repo, $3,195  53%, Securitized Debt, $7,585  Our Capital Is Mainly Allocated to Residential Mortgage Loans Financed With Non-Recourse and Repo Financing. Q1 2023 GAAP Balance Sheet ($ in Millions)(1)  Total Assets $14,203 Total Liabilities $11,554  Other Assets Loans  Agency RMBS  Liabilities & Equity  Agency CMBS  Non Agency RMBS Securitized Debt  Assets Cash Equity  Other Liabilities  Repo  0  500  1,000  1,500  0-3 months  3-6 months  6-12 months  12 months+  Repo Expected Maturities  MtM Holiday  Non MtM

RECOURSE FINANCING & INTEREST RATE HEDGING

Q1 2023 Overview

- $3.2B in repo liabilities
- $1.6B of MTM financing
- 1.2x recourse leverage
- 50% of repos are Non-MTM and Limited MTM
- Interest rate swaps hedge 41% of the floating rate liabilities
- Average fixed pay rate of 3.26% on interest rate swaps
- $1.0B of 1x1 interest rate swaptions
- $450MM of Treasury futures to hedge securitization execution risk



Q1 2023 Recourse Financing & Hedges
($ in Millions)
Total $3,195
$732
$489
$359
$1,615
Non MTM
Limited MTM
Total $1,585
Non-MTM &
Limited MTM 50%
MTM 50%
Floating Rate
Total $2,463,
77%
Total $2,000
$1,000
$1,000
Interest Rate
Swaptions
Interest Rate
Swaps
Recourse Financing
Hedges

Post Q1 2023 Update [1]

- Eliminated RPL warehouse loan exposure
- Reduced repo liabilities to $2.7B
- Reduced MTM financing to $1.2B
- Reduced recourse leverage to 1.0x
- 56% of repos are Non-MTM and Limited MTM
- Interest rate swaps hedge 50% of the floating rate liabilities
- Average fixed pay rate of 3.26% on interest rate swaps
- $1.0B of 1x1 interest rate swaptions



Post Q1 2023 Recourse Financing & Hedges (1)
($ in Millions)
Total $2,717
$732
$478
$320
$1,187
Non MTM
Limited MTM
Total $1,530,
Non-MTM &
Limited MTM 56%
MTM 44%
Floating Rate
Total $1,985,
73%
Total $2,000
$1,000
$1,000
Interest Rate
Swaptions
Interest Rate
Swaps
Recourse Financing
Hedges

(1) Information is as of May 31,2023. Information is unaudited, estimated and subject to change

7

CHIMERA INVESTMENT CORPORATION

 Chimera’s loan portfolio is very seasoned with 85% of loans originated prior to 2008.  Acquires residential mortgage loans from banks, non-bank financial institutions and government sponsored agencies  Finances purchases of mortgage loans via warehouse facilities and repurchase agreements (recourse financing)  Securitizes mortgage loans by selling senior securities and retains subordinate and interest-only securities (long-term non-recourse financing)  Finances retained securities via repurchase agreements (recourse financing) to enhance return on investment  Chimera’s Residential Mortgage Loan Process Overview  Q1 2023 Key Loan Statistics  Total Current Unpaid Principal Balance (UPB)  $12.3 Billion (1)  Total Number of Loans  119,042  Weighted Average Loan Size  $104K  Weighted Average Coupon  5.89%  WA FICO  661  Average Loan Age  182 Months  Loan-to-Value (LTV) at origination  81%  Amortized Loan-to-Value (LTV)  67%  HPI Updated Loan-to-Value (LTV)  48%  60+ Days Delinquent  10.2%  RESIDENTIAL MORTGAGE LOANS OVERVIEW  UPB Originated Prior to 2008  $10.4 Billion  UPB Originated After 2008  $1.9 Billion  Total Current UPB  $12.3 Billion  Chimera’s loan portfolio has benefited from historic levels of home equity due to HPA.  8  Source: Bloomberg & IntexCalc. Information is unaudited, estimated and subject to change.  (1) Includes $1.0B of Warehouse Residential Mortgage Loans & $219MM CIM 2022-I1 Non- QM DSCR Securitization.  Chimera’s loan portfolio has a weighted average coupon of 5.89%.  Delinquencies on Chimera’s loan portfolio have been low.  100  200  300  400  Jan-02  Jan-05 Jan-08 Jan-11 Jan-14 Jan-17 Jan-20 Jan-23  S&P/Case-Shiller U.S National HPI  162  173  184  180  182  2019 2020 2021 2022 2023  Weighted Average Loan Age (Months)  66  62  52  49  48  2019 2020 2021 2022 2023  HPI Updated LTV %  9.9  12.9  11.9  10.7  10.2  2019 2020 2021 2022 2023  60+ Day Delinquency %  6.54  6.30  6.10  5.85 5.89  2019 2020 2021 2022 2023  Weighted Avg Coupon %

 Chimera has completed 103 deals and securitized $52.2 billion of residential mortgage assets which includes Legacy Non-Agency RMBS, Seasoned Reperforming Loans, Agency Eligible Investor Loans, Non-QM DSCR , and Prime Jumbo loans, since inception.  Chimera has RMBS & Loan issuance with an unpaid principal balance of approximately  $15 billion currently outstanding.  Chimera has 14 outstanding securitizations callable in 2023.  Re-securitization is an additional source for future capital re-deployment.  ($ in thousands)  Deal & Senior/Sub Totals At Issuance  Vintage  Type  Number of Deals Issued  Total Orig. Balance  Senior Bond  Orig. Balance  Subordinate Bond  Orig. Balance  2008  Loan  2  770,865  670,949  99,916  2009  RMBS  3  3,535,035  1,965,001  1,570,034  2010  RMBS  14  5,638,378  2,156,169  3,482,209  2011  RMBS  2  359,154  177,139  182,015  2012  Loan  3  1,496,917  1,378,409  118,508  2014  Loan & RMBS  2  816,126  522,220  293,906  2015  Loan  4  2,048,483  1,385,162  663,321  2016  Loan  6  5,861,574  4,148,904  1,712,670  2017  Loan  9  7,364,441  5,217,632  2,146,809  2018  Loan  9  3,021,614  2,209,835  811,779  2019  Loan  12  5,007,276  3,850,091  1,157,185  2020  Loan  11  4,163,703  3,254,207  909,496  2021  Loan  14  8,202,315  6,521,955  1,680,360  2022  Loan  5  1,570,674  1,156,067  414,607  2023  Loan  7  2,314,771  1,920,160  394,611  Total  103  52,171,326  36,533,900  15,637,426  SECURITIZATION ACTIVITY  9  Information is as of May 31,2023 and is unaudited, estimated and subject to change.  0  2,000  4,000  6,000  8,000  10,000  $ in Millions  Chimera Securitization Issuance History ($ in Millions)  2008 2009 2010 2011 2012 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023  Senior Bond Subordinate Bond

 Reperforming Loans are a cornerstone of our portfolio. Credit performance has been stable given home price appreciation and the fully seasoned nature of our loans.   60+ Days Delinquency % 3Month CPR (Voluntary Prepayments)  Q1 2023 RPL SECURITIZATIONS CREDIT PERFORMANCE  10  Q1 2023 RPL Securitizations Loan Characteristics  Total Original Unpaid Principal Balance (UPB)  $16.1 Billion  Total Current Unpaid Principal Balance (UPB)  $11.1 Billion  Total Number of Loans  111,413  Weighted Average Loan Size  $116K  Weighted Average Coupon  5.92%  WA FICO  654  Average Loan Age  197 Months  Amortized Loan-to-Value (LTV)  66%  HPI Updated Loan-to-Value (LTV)  44%  60+ Days Delinquent  10.3%  Source: Bloomberg & IntexCalc.  Information is unaudited, estimated and subject to change.  5  10  15  20  Dec-19  Mar-20 Jun-20 Sep-20 Dec-20 Mar-21 Jun-21 Sep-21 Dec-21 Mar-22 Jun-22 Sep-22 Dec-22 Mar-23%  5  10  15  20  Dec-19  Mar-20 Jun-20 Sep-20 Dec-20 Mar-21 Jun-21 Sep-21 Dec-21 Mar-22 Jun-22 Sep-22 Dec-22 Mar-23%  0.0  0.5  1.0  1.5  Dec-19  Mar-20 Jun-20 Sep-20 Dec-20 Mar-21 Jun-21 Sep-21 Dec-21 Mar-22 Jun-22 Sep-22 Dec-22 Mar-23%  3Month CDR (Default Rate)  0  25  50  75  Dec-19  Mar-20 Jun-20 Sep-20 Dec-20 Mar-21 Jun-21 Sep-21 Dec-21 Mar-22 Jun-22 Sep-22 Dec-22 Mar-23%  3Month Loss Severity

 OUR POSITIONING 2023  11  Information is unaudited, estimated and subject to change. (1) Information is as of May 31,2023.  Portfolio Investments  Cash take-out from our existing RPL portfolio serves as a significant source of capital.  14 deals callable in 2023, 4 deals callable in 2024, and 6 deals callable in 2025.  The longer these deals are outstanding, the greater the potential cash take-out.  At the current rate of paydowns, estimated cash take-out of approximately $1 billion if not called through 2025.  Capital  Deployed capital into Seasoned RPL, Non-QM (DSCR) Investor Loans, and BPL sectors in Q1 2023 and will continue to grow residential credit portfolio as opportunities arise.  Looking to rebuild Agency RMBS, Agency CMBS, and Senior Non-Agency RMBS portfolio given the attractive returns and liquidity profile.  Credit Performance  Our existing loan portfolio remains stable given low-LTVs (Wavg HPI LTV of 48%) and 182 months of seasoning.  Potential for equity book value to increase approximately $400 million if the accretable discount (net of premiums) on all assets and securitized debt were to be realized with current loss assumptions. Potential for equity book value to increase approximately $500 million assuming all assets and securitized debt were repaid at par value.  Financing & Liquidity (1)  Chimera has $235 million in cash and $451 million in unencumbered assets.  Recourse leverage of 1.0x down from 1.2x in Q1 2023.  Interest Rate Hedging (1)(2)  Current hedges are positioned in anticipation of the end of the Fed tightening cycle.  1-year interest rate swaps protect 50% of our floating rate repos and 1x1 interest rate swaptions gives us flexibility in case the Fed holds rates higher through 2024.

 APPENDIX

 13  FINANCIAL METRICS  See additional discussion in the Appendix section of this presentation.  $0.17  $0.34  Q1 23  Q4 22  GAAP Earnings Per Share  $0.13  $0.11  Q1 23  Q4 22  Earnings Available For Distribution (EAD) Per Share(1)  $7.41  $7.49  GAAP Book Value Per Share Q1’23 Total Economic Return Is 2.0%  1.0x  1.2x  Recourse Leverage  $235  $232  May-23 Q1 23 May-23  Information is unaudited, estimated and subject to change.  (1) Earnings available for distribution per adjusted diluted common share is a non-GAAP measure.  Q1 23  Cash  ($ in Millions)  $451  $427  May-23  Q1 23  Q1 23 Q4 22  Unencumbered Assets Market Value ($ in Millions)

 EARNINGS AVAILABLE FOR DISTRIBUTION  Earnings available for distribution is a non-GAAP measure and is defined as GAAP net income excluding unrealized gains or losses on financial instruments carried at fair value with changes in fair value recorded in earnings, realized gains or losses on the sales of investments, gains or losses on the extinguishment of debt, interest expense on long term debt, changes in the provision for credit losses, other gains or losses on equity investments, and transaction expenses incurred. In addition, stock compensation expense charges incurred on awards to retirement eligible employees is reflected as an expense over a vesting period (36 months) rather than reported as an immediate expense.  Earnings available for distribution is the Economic net interest income, reduced by compensation and benefits expenses (adjusted for awards to retirement eligible employees), general and administrative expenses, servicing and asset manager fees, income tax benefits or expenses incurred during the period, as well as the preferred dividend charges. Economic net interest income is a non-GAAP financial measure that equals GAAP net interest income adjusted for interest expense on long term debt, net periodic interest cost of interest rate swaps and excludes interest earned on cash.  We view Earnings available for distribution as one measure of our investment portfolio's ability to generate income for distribution to common stockholders. Earnings available for distribution is one of the metrics, but not the exclusive metric, that our Board of Directors uses to determine the amount, if any, of dividends on our common stock. Other metrics that our Board of Directors may consider when determining the amount, if any, of dividends on our common stock include (among others) REIT taxable income, dividend yield, book value, cash generated from the portfolio, reinvestment opportunities and other cash needs. In addition, Earnings available for distribution is different than REIT taxable income and the determination of whether we have met the requirement to distribute at least 90% of our annual REIT taxable income (subject to certain adjustments) to our stockholders in order to maintain qualification as a REIT is not based on Earnings available for distribution.  Therefore, Earnings available for distribution should not be considered as an indication of our REIT taxable income, a guaranty of our ability to pay dividends, or as a proxy for the amount of dividends we may pay. We believe Earnings available for distribution as described above helps us and investors evaluate our financial performance period over period without the impact of certain transactions. Therefore, Earnings available for distribution should not be viewed in isolation and is not a substitute for net income or net income per basic share computed in accordance with GAAP. In addition, our methodology for calculating Earnings available for distribution may differ from the methodologies employed by other REITs to calculate the same or similar supplemental performance measures, and accordingly, our Earnings available for distribution may not be comparable to the Earnings available for distribution reported by other REITs.  14

 EARNINGS AVAILABLE FOR DISTRIBUTION (CONTINUED)  15  The following table provides GAAP measures of net income and net income per diluted share available to common stockholders for the periods presented and details with respect to reconciling the line items to Earnings available for distribution and related per average diluted common share amounts. Earnings available for distribution is presented on an adjusted dilutive shares basis. Certain prior period amounts have been reclassified to conform to the current period's presentation.  For the Quarters Ended  March 31, 2023  December 31, 2022  September 30, 2022  June 30, 2022  March 31, 2022  (dollars in thousands, except per share data)  GAAP Net income (loss) available to common stockholders  $ 38,928  $ 78,716  $ (204,583) $  (179,765) $  (281,202)  Adjustments:  Net unrealized (gains) losses on financial instruments at fair value  (64,592)  (112,026)  239,513  239,246  370,167  Net realized (gains) losses on sales of investments  5,264  39,443  37,031  —  —  (Gains) losses on extinguishment of debt  (2,309)  —  —  2,897  —  Increase (decrease) in provision for credit losses  3,062  3,834  (1,534)  4,497  240  Net unrealized (gains) losses on derivatives  8,551  10,171  (10,307)  1,618  —  Realized gains (losses) on derivatives  34,134  561  —  —  —  Transaction expenses  6,409  3,274  2,341  6,727  3,804  Stock Compensation expense for retirement eligible awards  2,141  (309)  (310)  (309)  723  Other investment (gains) losses  (117)  2,383  462  (980)  —  Earnings available for distribution  $ 31,471  $ 26,047  $ 62,613 $  73,931 $  93,732  GAAP net income (loss) per diluted common share  $ 0.17  $ 0.34  $ (0.88) $  (0.76) $  (1.19)  Earnings available for distribution per adjusted diluted common share  $ 0.13  $ 0.11  $ 0.27 $  0.31 $  0.39  Information is unaudited, estimated and subject to change.

NET ASSET BREAKDOWN

Net Asset Breakout	Q1 2023				Q4 2022			
	Direct Holdings	Securitization Trusts	Financing Trusts	Total	Direct Holdings	Securitization Trusts	Financing Trusts	Total
Investments:								
Non-Agency RMBS, at fair value	869,751,381	271,024,887	-	1,140,776,268	871,451,124	276,029,550	-	1,147,480,674
Agency MBS, at fair value	263,743,451	-	-	263,743,451	430,943,434	-	-	430,943,434
Residential Mortgage Loans(1)								
RPL	-	10,538,149,429	342,174,463	10,880,323,891	-	10,254,212,430	269,839,052	10,524,051,481
Investor	-	211,054,736	-	211,054,736	-	212,737,942	-	212,737,942
RTL	-	-	217,870,381	217,870,381	-	-	204,635,758	204,635,758
Jumbo Prime	-	-	426,400,876	426,400,876	-	-	417,810,364	417,810,364
Total Investment Assets	1,133,494,832	11,020,229,052	986,445,719	13,140,169,603	1,302,394,558	10,742,979,922	892,285,174	12,937,659,654
Securitized debt, collateralized by:								
Non-Agency RMBS	-	77,741,677	-	77,741,677	-	78,542,437	-	78,542,437
Residential Mortgage Loans				-				
RPL	-	7,392,617,938	-	7,392,617,938	-	6,984,448,663	-	6,984,448,663
Investor	-	114,609,883	-	114,609,883	-	116,293,089	-	116,293,089
Secured financing agreements, secured by:								
Non-Agency RMBS	656,992,985	138,152,000	-	795,144,985	685,436,449	70,765,000	-	756,201,449
Agency RMBS	212,685,000	-	-	212,685,000	359,880,001	-	-	359,880,001
Residential Mortgage Loans								
RPL	-	1,315,707,148	323,511,952	1,639,219,100	-	1,555,995,947	222,689,231	1,778,685,178
RTL	-	-	177,625,667	177,625,667	-		165,825,821	165,825,821
Jumbo Prime	-	-	370,647,587	370,647,587	-		374,172,111	374,172,111
Total Investment Liabilities	869,677,985	9,038,828,646	871,785,206	10,780,291,836	1,045,316,450	8,806,045,136	762,687,163	10,614,048,749
Net Assets	263,816,848	1,981,400,406	114,660,513	2,359,877,767	257,078,108	1,936,934,785	129,598,011	2,323,610,905

(1) Excludes approximately $646 million of Loans held for investment for March 31, 2023, which were purchased prior to that reporting date and settled subsequent to that reporting period.

Information is unaudited, estimated and subject to change.

16

CHIMERA INVESTMENT CORPORATION

NET INTEREST SPREAD

The table below shows our average earning assets held, interest earned on assets, yield on average interest earning assets, average debt balance, economic interest expense, economic average cost of funds, economic net interest income, and net interest rate spread for the periods presented.

	For the Quarter Ended								
	March 31, 2023 (dollars in thousands)			December 31, 2022 (dollars in thousands)			March 31, 2022 (dollars in thousands)		
	Average Balance	Interest	Average Yield/Cost	Average Balance	Interest	Average Yield/Cost	Average Balance	Interest	Average Yield/Cost
Assets:									
Interest-earning assets [1]:									
Agency RMBS	$ 18,692	$ 322	6.9 %	$ 31,542	$ 346	4.4 %	$ 113,723	$ 253	0.9 %
Agency CMBS	307,846	2,957	3.8 %	441,421	4,291	3.9 %	559,478	22,870	16.4 %
Non-Agency RMBS	990,721	30,098	12.2 %	1,013,693	29,304	11.6 %	1,310,359	45,675	13.9 %
Loans held for investment	12,334,025	152,838	5.0 %	12,075,239	151,478	5.0 %	11,599,206	133,359	4.6 %
Total	$13,651,284	$186,215	5.5 %	$13,561,895	$185,419	5.5 %	$13,582,766	$202,157	6.0 %
Liabilities and stockholders' equity:									
Interest-bearing liabilities [2]:									
Secured financing agreements collateralized by:									
Agency RMBS	$ 4,095	$ 52	5.1 %	$ 4,547	$ 46	4.0 %	$ 20,342	$ 31	0.6 %
Agency CMBS	252,102	2,956	4.7 %	358,914	3,464	3.9 %	435,545	270	0.2 %
Non-Agency RMBS	762,989	16,063	8.4 %	788,795	13,275	6.7 %	817,261	5,448	2.7 %
Loans held for investment	2,189,967	34,839	6.4 %	1,971,144	33,776	6.9 %	1,948,974	12,839	2.6 %
Securitized debt	8,049,843	62,886	3.1 %	8,056,913	57,959	2.9 %	7,870,127	45,885	2.3 %
Total	$11,258,996	$116,796	4.1 %	$11,180,313	$108,520	3.9 %	$11,092,249	$ 64,473	2.3 %
Economic net interest income/net interest rate spread		$ 69,419	1.4 %		$ 76,899	1.6 %		$137,684	3.7 %
Net interest-earning assets/net interest margin	$ 2,392,288		2.0 %	$ 2,381,582		2.3 %	$ 2,490,517		4.1 %
Ratio of interest-earning assets to interest bearing liabilities	1.21			1.21			1.22		

(1) Interest-earning assets at amortized cost
(2) Interest includes periodic net interest cost on swaps

Information is unaudited, estimated and subject to change.

17

CHIMERA INVESTMENT CORPORATION

 Chimera has created term-funding through securitization (1).  THE SECURITIZATION PROCESS  CIM buys $100MM Non-Agency mortgage bond or loans from dealer.  CIM deposits the bond or loans into a trust.  The trust issues bonds backed by the cashflow of the underlying bond or loans.  The Senior A note receives all principal from the collateral and interest on its $75MM bond until the bond is paid off.  The Subordinate B note receives interest on its $25MM bond, absorbs losses and starts to receive principal only after the Senior A note is paid in full.  3x Non-Recourse Leverage.  $100MM  Non-Agency Mortgage Bond or Loans  $100MM Trust (Non-Agency RMBS Collateral)  $75MM  Senior A Note Sold to 3rd Party  $25MM  Subordinate B Note Retained by CIM  Deposit  18  Recourse Financing  $15MM Repo Financing Of Subordinate B Note  $10MM Equity  Of Subordinate B Note  60% of the Subordinate B note is financed through a repurchase agreement.  The remaining 40% of the Subordinate B note is equity.  1.5x Recourse Leverage.  (1) The hypothetical diagram below shows the typical structure of our securitization transactions.

CONSOLIDATED LOAN SECURITIZATIONS

VINTAGE	DEAL	TOTAL ORIGINAL FACE	TOTAL OF TRANCHES SOLD	TOTAL OF TRANCHES RETAINED	TOTAL REMAINING FACE	REMAINING FACE OF TRANCHES SOLD	REMAINING FACE OF TRANCHES RETAINED	FIRST CALL DATE
2023	CIM 2023-R4	393,997	297,270	96,727	392,471	295,744	96,727	April 2028
2023	CIM 2023-NR2	66,661	48,328	18,333	65,917	47,593	18,324	April 2024
2023	CIM 2023-R3	450,834	394,479	56,355	447,123	390,764	56,355	April 2025
2023	CIM 2023-I1	236,161	205,578	30,583	233,665	203,081	30,583	April 2026
2023	CIM 2023-R2	447,384	364,841	82,543	437,159	354,606	82,543	March 2028
2023	CIM 2023-NR1	134,016	97,161	36,855	124,455	87,576	36,879	Jan 2024
2023	CIM 2023-R1	585,718	512,503	73,215	564,905	491,677	73,215	Jan 2025
2022	CIM 2022-NR1	144,912	105,061	39,851	135,943	96,529	39,414	Oct 2025
2022	CIM 2022-R3	369,891	283,891	86,000	343,075	257,073	85,998	Sept 2027
2022	CIM 2022-I1	219,442	122,997	96,445	209,899	113,454	96,445	June 2026
2022	CIM 2022-R2	508,202	380,389	127,813	458,464	330,842	127,622	May 2027
2022	CIM 2022-R1	328,226	263,729	64,497	282,264	217,772	64,476	Feb 2027
2021	CIM 2021-NR4	167,596	125,747	41,849	129,944	88,514	41,430	Currently Callable
2021	CIM 2021-R6	353,797	336,284	17,513	244,541	227,028	17,513	Sept 2026
2021	CIM 2021-R5	450,396	382,836	67,560	366,834	299,504	67,326	Aug 2024
2021	CIM 2021-R4	545,684	463,831	81,853	389,543	307,473	81,853	June 2024
2021	CIM 2021-R3	859,735	730,775	128,960	571,670	441,915	128,960	April 2025
2021	CIM 2021-NR3	117,373	82,161	35,212	75,288	38,337	36,951	Currently Callable
2021	CIM 2021-R2	1,497,213	1,272,631	224,582	929,303	702,379	224,582	March 2025
2021	CIM 2021-NR2	240,425	180,318	60,107	158,697	91,856	66,841	Currently Callable
2021	CIM 2021-R1	2,098,584	1,783,797	314,787	1,321,610	1,002,672	314,787	Feb 2025
2021	CIM 2021-NR1	232,682	162,877	69,805	141,122	65,613	75,509	Currently Callable
2020	CIM 2020-R7	653,192	562,023	91,169	415,769	324,862	90,881	Nov 2023
2020	CIM 2020-R6	418,390	334,151	84,239	286,446	202,505	83,942	Oct 2023
2020	CIM 2020-R5	338,416	257,027	81,389	182,606	101,149	81,389	Clean-up Call
2020	CIM 2020-R3	438,228	328,670	109,558	278,083	169,036	109,047	Currently Callable
2020	CIM 2020-R2	492,347	416,761	75,586	315,236	241,581	73,655	Clean-up Call
2020	CIM 2020-R1	390,761	317,608	73,153	270,876	197,665	72,757	Currently Callable
2019	SLST 2019-1	1,217,441	941,719	275,722	820,204	574,257	239,898	Currently Callable
2019	CIM 2019-R5	315,039	252,224	62,815	175,090	112,309	61,981	Clean-up Call
2019	CIM 2019-R4	320,802	256,641	64,161	185,665	122,806	62,858	Currently Callable
2019	CIM 2019-R3	342,633	291,237	51,396	177,427	126,475	50,952	Currently Callable
2019	CIM 2019-R2	464,327	358,172	106,155	306,742	201,672	104,693	Clean-up Call
2019	CIM 2019-R1	371,762	297,409	74,353	234,042	161,034	73,008	Currently Callable
2018	CIM 2018-R3	181,073	146,669	34,404	68,804	36,256	32,286	Currently Callable
2016	CIM 2016-FRE1	185,811	115,165	70,646	73,528	17,006	56,522	Currently Callable
2008	PHHMC 2008-CIM1	619,710	549,142	70,568	8,508	6,321	2,164	Do Not Call Rights
	TOTAL	$17,198,861	$14,022,102	$3,176,759	$11,822,918	$8,746,936	$3,060,366	

Information is as of May 31,2023 and is unaudited, estimated and subject to change.

19

CHIMERA INVESTMENT CORPORATION

Information is unaudited, estimated and subject to change.  20